Exhibit 10(c)

                              THE CORNERSTONE BANK
                 DIRECTORS' FEE DEFERRAL AND DEATH BENEFIT PLAN
                           (Effective January 1, 2006)

                               ARTICLE I -PURPOSE

         The purpose of the Plan is to provide a mechanism for non-employee members of the Board to defer receipt and taxation of their fees that would otherwise be paid to them currently, and to provide a death benefit for members of the Board.

                             ARTICLE II -DEFINITIONS

         The following words and phrases as used herein shall have the following meanings, unless a different meaning is plainly required by the context:

         2.1 "Bank" shall mean Cornerstone Bank, a New Jersey state-chartered commercial bank, and, where appropriate in the context, such other affiliates whose employees have been designated as eligible to participate in the Plan.

         2.2      "Board" shall mean the Board of Directors of Cornerstone Bank.

         2.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.4 "Committee" shall mean the Board or such person or persons as the Board shall from time to time designate to act as the Committee with respect to the Plan.

         2.5 "Company Common Stock" shall mean shares of the Bank's common stock, par value $5.00 per share.

         2.6 "Contribution" shall mean any amount that is credited to a Participant's Plan Deferral Account by reason of the Participant's election to defer fees pursuant to the Plan (other than amounts that are credited by reason of an Earnings Adjustment). The crediting of a "Contribution" to a Participant's Plan Deferral Account is a book-keeping entry only, and does not require that any amount actually be contributed to any trust, account, policy or otherwise be set aside, and is merely a means of tracking the amount of the benefit potentially payable to a Participant.

         2.7 "Designated Beneficiary" shall mean the beneficiary designated by a Participant to receive any benefits payable under the Plan upon his or her death. In the absence of a beneficiary designation, the Participant's "Designated Beneficiary" shall be his or her spouse and if none, his or her estate.

         2.8 "Earnings Adjustment" shall mean the adjustment to each Participant's Plan Deferral Account in accordance with the provisions of Article VII.

         2.9      "Effective Date" shall mean the effective date set out above.

         2.10     "Participant" shall mean non-employee member of the Board.

         2.11 "Participation Agreement" shall mean a written agreement executed by a Participant for the purpose of making such elections as are permitted to be made by a Participant in the Plan and specifying a Designated Beneficiary.

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         2.12 "Plan" shall mean the Cornerstone Bank Directors' Fee Deferral and
Death Benefit Plan, as set forth herein, and as amended from time to time.

         2.13 "Plan Deferral Account" shall mean the book-keeping account established and maintained for the benefit of a Participant as provided under
Article VII of the Plan.

         2.14 "Plan Year" shall mean the calendar year, except that the first Plan Year shall be the portion of the 2005 calendar year starting as of the Effective date and ending on December 31,2005.

         2.15 "Prime Rate" shall be such rate as the Committee establishes from time to time as the "Prime Rate" for purposes of the Plan. The Prime Rate is intended generally to represent the interest rate at which the best customers may normally obtain a loan from the Bank or from other similar institutions and may, but need not, be a rate that is determined by reference to publications such as the Wall Street Journal, all as determined at the discretion of the Committee. For these purposes, the Committee shall generally establish the Prime Rate to be effective for a Plan Year by reference to the average of the rates for each of the four business days preceding the first day of the Plan Year.

         2.16 "Rabbi Trust" shall mean a grantor trust in which assets may be segregated for use by the Bank to pay liabilities to Participants in the Plan; provided, however, that any such trust shall be established and maintained in a manner that is consistent with the treatment of its assets as assets of the Bank for federal income tax purposes and that such assets shall be held in the trust subject to the claims of the Bank's creditors in the event of Bank's bankruptcy or insolvency. In the event a Rabbi Trust is established under the Plan, such Rabbi Trust shall be in a form that is substantially consistent with the form of trust set forth in Revenue Procedure 92-64 (or any successor to such Revenue Procedure) as a model grantor trust for use with plans providing for non qualified deferred compensation.

         2.17 "Valuation Date" shall mean the last day of each Plan Year, any other date or dates that are designated by the Committee as a Valuation Date, and, with respect to any Participant, the date of a payment under the Plan of all or any portion of such Participant's Plan Deferral Account (or such other date as may be designated as the Valuation Date applicable to such payment).

                           ARTICLE III -PARTICIPATION

         The non-employee members of the Board shall be Participants hereunder. Any Participant who wants to defer all or any portion of his directors' fees under the Plan must complete a Participation Agreement indicating what portion, if any, of such fees he or she wants to defer under the Plan. Any Participant having elected to defer directors' fees hereunder shall have a Plan Deferral Account to which will be credited contributions equal to the portion of such Participant's directors' fees deferred under the Plan and earnings thereon. An election to defer all or any portion of a Participant's directors fees shall only be effective if such election is filed on a form acceptable to the Committee and at a time and in a manner that is consistent with such rules and regulations as the Committee may establish for this purpose from time to time, aitd which is in compliance in all respects with the provisions of Section 409A of the Code.

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                            ARTICLE IV -TERM OF PLAN

The Plan shall be in effect as of the Effective Date, and shall continue until all obligations of the Bank pursuant to the Plan have been paid, unless sooner terminated at the discretion of the Bank.

                               ARTICLE V -VESTING

         5.1 Full Vesting of Plan Deferral Account. A Participant's interest in his or her Plan Deferral Account shall be fully vested at all times.

         5.2 Death Benefits Subject to Termination or Modification. A Participant's entitlement to a death benefit (in addition to distribution of the amount in such Participant's Plan Deferral Account) shall not be considered a vested benefit hereunder and may be terminated by amendment to the Plan or by the termination of the Plan at any time.

                         ARTICLE VI -BENEFIT ENTITLEMENT

         6.1 Benefits. Except as otherwise provided under the Plan, a Participant's benefit under the Plan shall be the amount of such Participant's Plan Deferral Account.

         6.2 Payment of Benefits. The benefit payable to a Participant or the Designated Beneficiary of a Participant shall be distributed in the form of a lump sum payment as soon as practicable following the Participant's termination of service as a member of the Board for any reason.

         6.3      Death Benefits.

                  (a) In the event a Participant dies prior to termination of services as a member of the Board, the Designated Beneficiary of the Participant shall be entitled to a benefit equal to such Participant's Plan Deferral Account.

                  (b) In addition to any distribution made pursuant to Section 6.3(a), above, each Participant whose death occurs while still a member of the Board shall have a death benefit equal to $75,000 payable to the Participant's Designated Beneficiary. Notwithstanding the foregoing, the death benefit payable under this Section 6.3(b) shall be payable solely by means of payment of death benefits under the terms of one or more insurance contracts obtained pursuant to the Plan on the life of the Participant for this purpose. If insurance contracts are not obtained in connection with the provision of benefits under this Section 6.3(b), either because the Participant is not insurable, or because the Committee determines (which determination must be made while the Participant is living), at its discretion, not to provide benefits under this Section 6.3(b), then no benefit shall be payable to the Participant pursuant to this Section 6.3(b), and the only benefit payable upon the death of the Participant shall be the distribution of the Participant's Plan Deferral Account pursuant to Section 6.3(a), above. At the discretion of the Committee, insurance contracts on the life of a Participant may be obtained for a lower death benefit, in which case the amount payable under this Section 6.3(b) on the death of such Participant shall be limited to the amount of the proceeds paid under such insurance contracts. This Section 6.3(b) is intended to provide a fully insured death benefit for any Participant for whom a death benefit is payable hereunder and the Bank shall take appropriate steps to have this benefit treated as the

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provision of life insurance to the Participant, with the current (term insurance) value of such coverage being taxable compensation to the Participant. The benefit payable under this Section 6.3(b) may, at the discretion of the Committee, be continued after the Participant ceases to serve as a member of the Board.

          ARTICLE VII -PLAN DEFERRAL ACCOUNTS AND EARNINGS ADJUSTMENTS

         7.1 Contributions. Each Participant shall have a Plan Deferral Account which shall be credited with Contributions made on behalf of the Participant reflecting the amount of such Participant's directors' fees which he or she has ejected to defer under the Plan, and with Earnings Adjustments, and which shall be debited for any amounts paid to such Participant that are intended to be a distribution of or from the Participant's Plan Deferral Account.

         7.2 Earnings Adjustment. Each Participant's Plan Deferral Account shall be adjusted at the end of each Plan Year (and on any other Valuation Date) to take into account the Earnings Adjustment for such period applicable to such account. For purposes of the Plan, the Earnings Adjustment applicable to a Participant's Plan Deferral Account shall be determined by treating the amount credited to the Participant's Plan Deferral Account as of the prior Valuation Date as though such amount were either invested in an interest bearing investment paying interest at the Prime Rate, or as though such amount were invested in Company Common Stock (with any dividends paid on such Company Common Stock being reinvested in additional shares of Company Common Stock). Except to the extent the Committee determines to establish different rules or procedures with respect to the manner in which and the time or times at which a Participant may choose the method for determining Earnings Adjustments applicable to such Participant's Plan Deferral Account, or to the extent the Committee determines that other methods of determining Earnings Adjustments shall be applicable (which can be established on a Participant by Participant basis, or for all Participants in the Plan, all at the discretion of the Committee) the following rules shall be applicable:

                  (a) Except as otherwise provided below, each Participant shall make an election as to the method for determining Earnings Adjustments which election shall apply irrevocably to all Contributions made on and after the date that election is filed with the Committee and prior to the date as of which a different election is filed with the Committee; and

                  (b) Any election to use the value of Company Common Stock to determine Earnings Adjustments shall be revoked automatically for all prospective Earnings Adjustments for a Participant's Plan Deferral Account as of the date such Participant ceases to provide services to the Bank (adjustments to such Participant's Plan Deferral Account thereafter being made as though the balance were invested in an interest bearing investment paying interest at the Prime Rate); and

                  (c) The Earnings Adjustments applicable to any Participant's Plan Deferral Account that are made by reference to the value of Company Common Stock shall be limited so that the rate of return so determined shall not be in excess of an annual rate of return of 15% (in applying this limitation, the Earnings Adjustment shall be determined without regard to this limitation, and compared with a separate calculation made assuming an annual Earnings Adjustment of 15% for each of the years involved, and the actual Earnings Adjustment will

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then be equal to which ever calculation is lower, the intent of this being to permit the full benefit of growth in value of Company Common Stock to be available so long as that does not exceed an average annual rate of return of 150/0). In addition, annual Earnings Adjustments based on the value of Company Common Stock shall be made by reference to the average of the closing prices of Company Common Stock for the 20 business days preceding the relevant Valuation Date.

For example, a Participant may make an election to use the value of Company Common Stock to determine his or her Earnings Adjustments as of the date the Participant first commences participation in the Plan, and may then make a new election after three years' Contributions have been made. The portion of such Participant's Plan Deferral Account attributable to the first three years' Contributions wil1 continue to be adjusted using Earnings Adjustments based on changes in the value of the Company Common Stock through the date such Participant terminates employment with the Bank, while the portion of such Participant's Plan Deferral Account attributable to the fourth year's and later Contributions will be adjusted on the basis of the Prime Rate. In addition, if a Participant has elected to have Earnings Adjustments based on the value of Company Common Stock and the value of Company Common Stock grows by 25% in year one, and 5% in year two (for an aggregate increase of31.25% over a two year period), the full 31.25% would be the Earnings Adjustment, as that is less than the aggregate 32.25% increase in value that would result from two consecutive years of 150/0 growth (taking into account compounding). If, however, in this same example, the second year's growth in value of Company Common Stock were 10%, for an aggregate increase in value over the two years of 3 7.5%, the Earnings Adjustment that would apply if a benefit were payable at the close of year two would be limited to 32.25% growth.

         7.3 No Required Investment of Bank Assets. Notwithstanding anything contained herein to the contrary, including those provisions giving a Participant the right of designating the manner in which the Earnings Adjustment is determined for his or her Plan Deferral Account, the Bank reserves the right to invest its assets, including any assets that may have been set aside for the purpose of funding the benefits to be provided under the Plan, at its own discretion, and such assets shall remain the property of the Bank, or may be held in a Rabbi Trust, as the case may be, subject to the claims of the general creditors of the Bank, and no Participant shall have any right to any portion of such assets other than as an unsecured general creditor of the Bank.

                      ARTICLE VIII -FUNDING OF LIABILITIES

         The Plan is intended to be an unfunded, non-qualified plan maintained by the Bank for the purpose of providing for deferrals by non-employee directors of the Bank of all or a portion of his or her director's fees. Benefits under the Plan may, however, be provided through a Rabbi Trust. A contribution to such trust in any year shall not create any obligation of the Bank to make contributions to such trust thereafter. The Plan shall be administered and construed so as to effectuate this intent. Any liability of the Bank to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Bank. No such liability shal1 be deemed to be secured by any pledge or any other encumbrance on any specified property of the Bank. To the extent any benefits payable under the Plan are paid through a Rabbi Trust, the Bank's contractual obligations, if any, shall be reduced accordingly.

                              ARTICLE IX -COMMITTEE

         9.1 Quorum. A majority of the members of the Committee shall constitute a quorum for any meeting held with respect to the Plan, and the acts of a majority of the members present at any meeting at which a quorum is present, or the acts unanimously approved in writing by all members of the Committee, shall be valid acts of the Committee. No member of the Committee may act or vote with respect to a decision of the Committee specifically relating to his or her benefits, if any, under the Plan. The Committee may be made up of a single individual at the discretion of the Bank.

         9.2 Powers. The Committee shall have the power and duty to do all things necessary or convenient to effect the intent and purposes of the Plan and not inconsistent with any of the provisions hereof, whether or not such powers and duties are specifically set forth herein, and, by way of amplification and not limitation of the foregoing, the Committee shall have the power to:

                  (a) provide rules and regulations for the management, operation and administration of the Plan, and, from time to time, to amend or supplement such rules and regulations;

                  (b) construe the Plan, which construction, as long as made in good faith, shall be final and conclusive upon all parties hereto; and

                  (c) correct any defect, supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem expedient to carry the same into effect, and it shall be the sole and final judge of when such action shall be appropriate.

The acts and determinations of the Committee, including determinations with respect to claims of a Participant or Designated Beneficiary made in accordance with Section 12.8 hereof, shall be final and conclusive.

         9.3 Indemnity. No member of the Committee shall be directly or indirectly responsible or under any liability by reason of any action or default by him as a member of the Committee, or the exercise of or failure to exercise any power or discretion as such member. No member of the Committee shall be liable in any way for the acts or defaults of any other member of the Committee, or any of its advisors, agents or representatives. The Bank shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his own membership on the Committee.

         9.4 Compensation and Expenses. Members of the Committee who are employees of the Bank shall receive no compensation for their services rendered as members of the Committee. Any other members of the Committee who are not employees of the Bank shall receive such reasonable compensation for their services as may be authorized from time to time by the Bank and, except as otherwise provided by this Section, members of the Committee shall be entitled to receive their reasonable expenses incurred in administering the Plan. Any such compensation and expenses, as well as extraordinary expenses authorized by the Bank, shall be paid by the Bank.

         9.5 Participant Information. The Bank shall furnish to the Committee in writing all information the Bank deems appropriate for the Committee to exercise its powers and duties in administration of the Plan. Such information may include, but shall not be limited to, the names of all Participants, the date each became a Participant, the amounts a Participant has elected to defer hereunder, and the date as of which a Participant ceases to be a member of the Board. Such information shall be conclusive for all purposes of the Plan and the Committee shall be entitled to rely thereon without any investigation thereof; provided, however, that the Committee may correct any errors discovered in any such information.

         9.6 Inspection of Documents. The Committee shall make available to each Participant and his Designated Beneficiary, for examination at the principal office of the Bank (or at such other location as may be determined by the Committee), a copy of the Plan and such of its records, or copies thereof, as may pertain to any benefits of such Participant and beneficiary under the Plan.

               ARTICLE X -EFFECTNE DATE, TERMINATION AND AMENDMENT

         10.1 Effective Date of Participation in Plan. Participants shall commence participation in the Plan on the later of the Effective Date or the first day of the month coincident with or following receipt by the Committee of the executed Participation Agreement evidencing the Participant's participation, or such other commencement date as may be established by the Committee with respect to any Participant. A Participation Agreement shall continue in effect until such time as the Participation Agreement is revoked, deferrals are terminated in accordance with the terms of the Plan, or the Plan is terminated.

         10.2 Amendment and Termination of the Plan or Participation Agreement. Notwithstanding anything contained herein to the contrary, this Plan or the participation in this Plan by any Participant may be terminated or revoked by the Bank at any time and the terms of a Participant's participation in the Plan may be amended by the Bank at any time and from time to time; provided, however, that neither the termination, revocation or amendment of the Plan or of the participation of a Participant in the Plan may, without the written approval of the affected Participant or Participants, reduce the Plan Deferral Account or benefit payable to such Participant or Participants determined as of the time of such termination or amendment. Upon a termination of the Plan or of the participation in the Plan of one or more Participants, the Bank shall have the right to cause an amount to be distributed to each affected Participant equal to his or her Plan Deferral Account, subsequent to which no Participant shall have any further rights or benefits under the Plan.

           ARTICLE XI -SPECIAL PROVISIONS RELATED TO CODE SECTION 409A

         11.1 Compliance with Code Section 409A. Notwithstanding anything contained herein to the contrary, distribution of Participants' Benefits under the Plan shall be made in a manner and at such times as comply with all applicable provisions of Code Section 409A, as in effect from time to time, including, for these purposes, applicable effective date rules for such Code section, applicable transitional rules and guidance issued by the Secretary of the Treasury or the Internal Revenue Service, including, but not limited to Notice 2005-1 published by the Internal Revenue Service January 10,2005 in Internal Revenue Bulletin 2005-2 and such proposed, temporary or final regulations as may be promulgated pursuant to Code Section 409A.

         11.2 Intent of Article XI. The intent of this Article XI is to ensure that no Participant is subject to any tax liability or interest penalty, by reason of the application of Code Section 409A(a)(l) as a result of any failure to comply with all of the requirements of Code Section 409A, and this Article XI shall be interpreted in light of, and consistent with, such requirements. This
Article XI, and the following rules, shall apply to distributions under the

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Plan, but only to the extent required in order to avoid taxation of, or interest penalties on, an affected Participant under Code Section 409A. These rules shall also be deemed modified or supplemented by such other rules as may be necessary, from time to time, to comply with Code Section 409A, as that may be amended from time to time or modified by reason of issuance of regulations or other guidance.

                      ARTICLE XII -MISCELLANEOUS PROVISIONS

         12.1 Anti alienation. No benefit payable under the Plan shall be subject to any manner of anticipation, alienation, sale, transfer, assignment, pledge, attachment or encumbrance except by the Bank; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, attach or encumber such benefit, except by the Bank, shall be void.

         12.2 Unsecured Creditor Status. Any Participant who may have or claim any interest in or right to any compensation, payment, or benefit payable hereunder, shall rely solely upon the unsecured promise of the Bank, as set forth herein, for the payment thereof, and nothing herein contained shall be construed to give to or vest in a Participant or any other person now or at any time in the future, any right, title, interest, or claim in or to any specific asset, fund, reserve, account, insurance or annuity policy or contract, or other property of any kind whatever owned by the Bank, or in which the Bank may have any right, title, or interest, nor or at any time in the future. Any insurance policy or other assets acquired by the Bank to fund, in whole or in part, the Bank's liabilities under the Plan shall not be deemed to be held as security for the performance of the obligations of the Bank hereunder but shall be, and remain, a general asset of the Bank subject to the claims of its creditors.

         12.3 Other Bank Plans. It is agreed and understood that any benefits under this Plan are in addition to any and all benefits to which a Participant may otherwise be entitled under any other contract, plan or other arrangement with the Bank, whether funded or unfunded, and that this Plan shall not affect or impair the rights or obligations of the Bank or a Participant under any other such contract, plan or other arrangement.

         12.4 Separability. If any term or condition of the Plan shall be invalid or unenforceable to any extent or in any application, then the remainder of the Plan, with the exception of such invalid or unenforceable provision, shall not be affected thereby, and shall continue in effect and application to its fullest extent.

         12.5 Continued Service. Neither the establishment of the Plan, any provisions of the Plan, nor any action of the Committee shall be held or construed to confer upon any Participant the right to a continuation of service as a member of the Board or to remain affiliated with the Bank in any other capacity.

         12.6 Incapacity. If the Committee determines that a Participant or Beneficiary is unable to care for his affairs because of illness or accident, or is a minor, any benefit due such Participant or Beneficiary under the Plan may be paid to his spouse, child, parent, or any other person deemed by the Committee to have incurred expense for such Participant or Beneficiary (including a duly appointed guardian, committee, or other legal representative), and any such payment shall be a complete discharge of the Bank's obligation hereunder.

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         12.7 Jurisdiction. The Plan shall be construed, administered, and enforced according to the laws of the State of New Jersey, except to the extent that such laws are preempted by the Federal laws of the United States of America.

         12.8 Claims. If, pursuant to the provisions of the Plan, the Committee denies the claim of a Participant or Designated Beneficiary for benefits under the Plan, the Committee shall provide written notice, within 60 days after receipt of the claim, setting forth in a manner calculated to be understood by the claimant:

                  (a) the specific reasons for such denial;

                  (b) the specific reference to the Plan provisions on which the denial is based;

                  (c) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is needed; and

                  (d) an explanation of the Plan's claim review procedure and the time limitations of this subsection applicable thereto.

A Participant or Designated Beneficiary whose claim for benefits has been denied may request review by the Committee of the denied claim by notifYing the Committee in writing within 60 days after receipt of the notification of claim denial. As part of said review procedure, the claimant or his authorized representative may review pertinent documents and submit issues and comments to the Committee in writing. The Committee shall render its decision to the claimant in writing in a manner calculated to be understood by the claimant not later than 60 days after receipt of the request for review, unless special circumstances require an extension of time, in which case a decision shall be rendered as soon after the sixty day period as possible, but not later than 120 days after receipt of the request for review. The decision on review shall state the specific reasons therefor and the specific Plan references on which it is based.

         12.9 Withholding. The Participant or the Designated Beneficiary shall make appropriate arrangements with the Bank for satisfaction of any federal, state or local income tax withholding requirements and Social Security or other tax requirements applicable to the accrual or payment of benefits under the Plan. If no other arrangements are made, the Bank may provide, at its discretion, for any withholding and tax payments as may be required.

         12.10 Pronouns. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, neuter, singular or plural, as the identity of the Person or Persons may require.

         IN WITNESS WHEREOF, and as evidence of the adoption of this Plan by the Bank, it has caused the same to be signed by a duly authorized officer, and its corporate sea] to be affixed hereto, this 30th day of December, 2005.

Attest:  /s/ Keith Winchester
         Secretary

                                             CORNERSTONE BANK

                                          /s/
                                      By:________________________________

                     AMENDMENT NO.1 TO THE CORNERSTONE BANK
                 DIRECTORS' FEE DEFERRAL AND DEATH BENEFIT PLAN

Effective as of June 1, 2007 or as of such other dates as set forth herein

         WHEREAS, CORNERSTONE BANK (the "Bank") previously adopted the Cornerstone Bank Directors' Fee Deferral and Death Benefit Plan (the "Plan") for the purpose of providing certain benefits for the non-employee members of its Board of Directors, as part of the compensation arrangements for such Board members; and

         WHEREAS, the Board has approved certain modifications to the Plan in connection with certain federal income tax laws and regulations; and

         WHEREAS, Article X of the Plan authorizes the amendment of the Plan;
and

         WHEREAS, the Bank's officers have been authorized to adopt a formal amendment to the Plan to implement the Board's actions.

         NOW, THEREFORE, effective as of the dates specified below, the Plan is amended as follows (terms not otherwise defined herein shall have the meaning given to them in the Plan):

         I. Section 6.3 is hereby amended by the addition of a new Section 6.3(c) at the end thereof, to read:

         "(c) Notwithstanding the foregoing provisions of this Section 6.3, in the event a Participant terminates his or her service as a member of the Board but no "separation from service" with the Bank is deemed to have occurred for purposes of Code Section 409A(a)(2)(A)(i) and Treasury Regulation Section 1.409A-I (h) (defining "separation from service" for these purposes), then distribution of the Participant's benefit shall be made at such later date as a "separation from service" does occur. Any payment that is required to be made as soon as practicable following a Participant's termination of service as a member of the Board or as soon as practicable following such later date as occurs such Participant's "separation from service" with the Bank, shall be subject to the following rules:

                  (i) If the Participant is a "specified employee" (as that term is used for purposes of Code Section 409A(a)(2)(B)(i) and Treasury Regulation
Section 1.409A-I(i)) as of the date such Participant's "separation from service" with the Bank occurs, distribution of his or her benefit shall be made as soon as practicable following the date that is six months after the date of such separation from service; and

                  (ii) Whenever any distribution of a Participant's benefit is to be made as soon as practicable following a particular date, such distribution shall in all cases be made no later than the last day of the calendar year in which occurs such date or, if later, the date that is two and one-half (21/2) months following such date.

         2. In all other respect the Plan remains in full force and effect without change.
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         IN WITNESS WHEREOF, and as evidence of the adoption of this amendment to the Plan by the Bank, it has caused the same to be executed by a duly authorized officer this 20th day of June, 2007.

CORNERSTONE BANK

    /s/
By:______________________________